
                                                               Chase Manhattan Bank USA, N.A.
                                                            Monthly Certificateholder's Statement

                                                               Chase Credit Card Master Trust
                                                                        Series 1995-1
                                                                                                          Distribution Date: 5/15/98

Section 5.2 - Supplement                                     Class A           Class B           Collateral                   Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00               0.00               0.00                  0.00

(ii)   Monthly Interest Distributed                        3,610,156.25         307,096.35               0.00          3,917,252.60
       Deficiency Amounts                                          0.00               0.00                                     0.00
       Additional Interest                                         0.00               0.00                                     0.00
       Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)  Collections of Principal Receivables               78,645,672.54       6,553,806.05       8,426,322.06         93,625,800.65

(iv)   Collections of Finance Charge Receivables          10,524,620.37         877,051.70       1,127,637.90         12,529,309.97

(v)    Aggregate Amount of Principal Receivables                                                                  16,053,462,166.01

                                 Investor Interest       750,000,000.00      62,500,000.00      80,357,142.86        892,857,142.86
                                 Adjusted Interest       750,000,000.00      62,500,000.00      80,357,142.86        892,857,142.86

                                      Series
       Floating Investor Percentage               5.56%            84.00%              7.00%              9.00%              100.00%
       Fixed Investor Percentage                  5.56%            84.00%              7.00%              9.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.41%
                30 to 59 days                                                                                                  1.53%
                60 to 89 days                                                                                                  1.04%
                90 or more days                                                                                                2.02%
                                                  Total Receivables                                                          100.00%

(vii)  Investor Default Amount                             4,058,872.75         338,239.40         434,879.22          4,831,991.37

(viii) Investor Charge-Offs                                        0.00               0.00               0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00               0.00               0.00

(x)    Servicing Fee                                         625,000.00          52,083.33          66,964.29            744,047.62

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         10.37%

(xii)  Reallocated Monthly Principal                                                  0.00               0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)      750,000,000.00      62,500,000.00      80,357,142.86        892,857,142.86

(xiv)  LIBOR                                                                                                                5.65625%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvi)  Accumulation Shortfall                                                                                                  0.00

(xvii) Principal Funding Investment Proceeds                                                                                   0.00

(xviii)Principal Investment Funding Shortfall                                                                  =====================

(xix)  Available Funds                                     9,915,426.62         824,968.36       1,060,673.61         11,801,068.60

(xx)   Certificate Rate                                            5.7763%            5.8963%            6.0063%


                                                                Chase Manhattan Bank USA, N.A.
                                                             Monthly Certificateholder's Statement

                                                                Chase Credit Card Master Trust
                                                                         Series 1995-2
                                                                                                          Distribution Date: 5/15/98

Section 5.2 - Supplement                                       Class A            Class B           Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00               0.00             0.00                  0.00

(ii)   Monthly Interest Distributed                          3,115,000.00         181,245.17             0.00          3,296,245.17
       Deficiency Amounts                                            0.00               0.00                                   0.00
       Additional Interest                                           0.00               0.00                                   0.00
       Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)  Collections of Principal Receivables                 62,916,538.04       3,574,707.97     5,004,819.94         71,496,065.95

(iv)   Collections of Finance Charge Receivables             8,419,696.30         478,379.08       669,761.33          9,567,836.70

(v)    Aggregate Amount of Principal Receivables                                                                  16,053,462,166.01

                                   Investor Interest       600,000,000.00      34,090,000.00    47,728,181.82        681,818,181.82
                                   Adjusted Interest       600,000,000.00      34,090,000.00    47,728,181.82        681,818,181.82

                                          Series
       Floating Investor Percentage            4.25%             88.00%              5.00%            7.00%                  100.00%
       Fixed Investor Percentage               4.25%             88.00%              5.00%            7.00%                  100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.41%
                30 to 59 days                                                                                                  1.53%
                60 to 89 days                                                                                                  1.04%
                90 or more days                                                                                                2.02%
                                                                                                              ----------------------
                                                    Total Receivables                                                        100.00%

(vii)  Investor Default Amount                               3,247,098.20         184,489.30       258,296.82          3,689,884.32

(viii) Investor Charge-Offs                                          0.00               0.00             0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00               0.00             0.00

(x)    Servicing Fee                                           500,000.00          28,408.33        39,773.48            568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         10.35%

(xii)  Reallocated Monthly Principal                                                    0.00             0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)        600,000,000.00      34,090,000.00    47,728,181.82        681,818,181.82

(xiv)  LIBOR                                                                                                                5.65625%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvi)  Accumulation Shortfall                                                                                                  0.00

(xvii) Principal Funding Investment Proceeds                                                                                   0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                                  ==================

(xix)  Available Funds                                       7,919,696.30         449,970.74       629,987.84          8,999,654.88

(xx)   Certificate Rate                                              6.2300%            6.3800%          6.0563%

------------------------------------------------------------------------------------------------------------------------------------

                                                                Chase Manhattan Bank USA, N.A.
                                                             Monthly Certificateholder's Statement

                                                                Chase Credit Card Master Trust
                                                                         Series 1995-3
                                                                                                         Distribution Date:  5/15/98

Section 5.2 - Supplement                                   Class A           Class B         Collateral                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                            0.00              0.00              0.00                       0.00

(ii)   Monthly Interest Distributed                     2,336,250.00        136,149.60              0.00               2,472,399.60
       Deficiency Amounts                                       0.00              0.00                                         0.00
       Additional Interest                                      0.00              0.00                                         0.00
       Accrued and Unpaid Interest                                                                  0.00                       0.00

(iii)  Collections of Principal Receivables            47,187,403.53      2,681,083.41      3,753,562.53              53,622,049.46

(iv)   Collections of Finance Charge Receivables        6,314,772.22        358,791.32        502,313.98               7,175,877.53

(v)    Aggregate Amount of Principal Receivables                                                                  16,053,462,166.01

                                 Investor Interest    450,000,000.00     25,568,000.00     35,795,636.36             511,363,636.36
                                 Adjusted Interest    450,000,000.00     25,568,000.00     35,795,636.36             511,363,636.36

                                  Series
       Floating Investor Percentage           3.19%            88.00%             5.00%             7.00%                    100.00%
       Fixed Investor Percentage              3.19%            88.00%             5.00%             7.00%                    100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       95.41%
                30 to 59 days                                                                                                  1.53%
                60 to 89 days                                                                                                  1.04%
                90 or more days                                                                                                2.02%
                                                                                                                   -----------------
                                               Total Receivables                                                             100.00%

(vii)  Investor Default Amount                          2,435,323.65        138,369.68        193,719.91               2,767,413.24

(viii) Investor Charge-Offs                                     0.00              0.00              0.00                       0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions               0.00              0.00              0.00

(x)    Servicing Fee                                      375,000.00         21,306.67         29,829.70                 426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         10.35%

(xii)  Reallocated Monthly Principal                                              0.00              0.00                       0.00

(xiii) Closing Investor Interest (Class A Adjusted)   450,000,000.00     25,568,000.00     35,795,636.36             511,363,636.36

(xiv)  LIBOR                                                                                                               5.65625%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvi)  Accumulation Shortfall                                                                                                  0.00

(xvii) Principal Funding Investment Proceeds                                                                                   0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                                    ================

(xix)  Available Funds                                  5,939,772.22        337,484.66        472,484.28               6,749,741.16

(xx)   Certificate Rate                                         6.2300%           6.3900%           6.1813%

------------------------------------------------------------------------------------------------------------------------------------

                                                      Chase Manhattan Bank USA, N.A.
                                                   Monthly Certificateholder's Statement

                                                      Chase Credit Card Master Trust
                                                               Series 1996-1
                                                                                                   Distribution Date:        5/15/98

Section 5.2 - Supplement                                     Class A           Class B         Collateral                  Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                             0.00             0.00             0.00                      0.00

(ii)   Monthly Interest Distributed                      3,237,500.00       189,248.43             0.00              3,426,748.43
       Deficiency Amounts                                        0.00             0.00                                       0.00
       Additional Interest                                       0.00             0.00                                       0.00
       Accrued and Unpaid Interest                                                                 0.00                      0.00

(iii)  Collections of Principal Receivables             73,402,627.71     4,170,527.58     5,838,921.65             83,412,076.94

(iv)   Collections of Finance Charge Receivables         9,822,979.01       558,113.60       781,383.54             11,162,476.15

(v)    Aggregate Amount of Principal Receivables                                                                16,053,462,166.01

                                     Investor Interest 700,000,000.00    39,772,000.00    55,682,545.45            795,454,545.45
                                     Adjusted Interest 700,000,000.00    39,772,000.00    55,682,545.45            795,454,545.45

                                           Series
       Floating Investor Percentage              4.96%             88.00%            5.00%            7.00%                100.00%
       Fixed Investor Percentage                 4.96%             88.00%            5.00%            7.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                     95.41%
                30 to 59 days                                                                                                1.53%
                60 to 89 days                                                                                                1.04%
                90 or more days                                                                                              2.02%
                                                                                                               ---------------------
                                               Total Receivables                                                           100.00%

(vii)  Investor Default Amount                           3,788,281.23       215,239.32       301,344.49              4,304,865.04

(viii) Investor Charge-Offs                                      0.00             0.00             0.00                      0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                0.00             0.00             0.00

(x)    Servicing Fee                                       583,333.33        33,143.33        46,402.12                662,878.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       10.35%

(xii)  Reallocated Monthly Principal                                              0.00             0.00                      0.00

(xiii) Closing Investor Interest (Class A Adjusted)    700,000,000.00    39,772,000.00    55,682,545.45            795,454,545.45

(xiv)  LIBOR                                                                                                               5.65625%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvi)  Accumulation Shortfall                                                                                                0.00

(xvii) Principal Funding Investment Proceeds                                                                                 0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                              =====================

(xix)  Available Funds                                   9,239,645.68       524,970.27       734,981.41             10,499,597.36

(xx)   Certificate Rate                                        5.5500%          5.7100%          6.0563%

-----------------------------------------------------------------------------------------------------------------------------------

                                                         Chase Manhattan Bank USA, N.A.
                                                     Monthly Certificateholder's Statement

                                                         Chase Credit Card Master Trust
                                                                 Series 1996-2
                                                                                                        Distribution Date:  5/15/98

Section 5.2 - Supplement                                  Class A           Class B         Collateral                  Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                          0.00              0.00             0.00                        0.00

(ii)   Monthly Interest Distributed                   2,740,833.33        160,416.67             0.00                2,901,250.00
       Deficiency Amounts                                     0.00              0.00                                         0.00
       Additional Interest                                    0.00              0.00                                         0.00
       Accrued and Unpaid Interest                                                               0.00                        0.00

(iii)  Collections of Principal Receivables          57,673,493.20      3,276,903.02     4,587,664.23               65,538,060.45

(iv)   Collections of Finance Charge Receivables      7,718,054.94        438,525.85       613,936.19                8,770,516.98

(v)    Aggregate Amount of Principal Receivables                                                                16,053,462,166.01

                            Investor Interest       550,000,000.00     31,250,000.00    43,750,000.00              625,000,000.00
                            Adjusted Interest       550,000,000.00     31,250,000.00    43,750,000.00              625,000,000.00

                                         Series
       Floating Investor Percentage               3.89%            88.00%             5.00%            7.00%               100.00%
       Fixed Investor Percentage                  3.89%            88.00%             5.00%            7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                     95.41%
                30 to 59 days                                                                                                1.53%
                60 to 89 days                                                                                                1.04%
                90 or more days                                                                                              2.02%
                                                                                                                       -------------
                                              Total Receivables                                                           100.00%

(vii)  Investor Default Amount                        2,976,506.68        169,119.70       236,767.58                3,382,393.96

(viii) Investor Charge-Offs                                   0.00              0.00             0.00                        0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions             0.00              0.00             0.00

(x)    Servicing Fee                                    458,333.33         26,041.67        36,458.33                  520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       10.35%

(xii)  Reallocated Monthly Principal                                            0.00             0.00                        0.00

(xiii) Closing Investor Interest (Class A Adjusted) 550,000,000.00     31,250,000.00    43,750,000.00              625,000,000.00

(xiv)  LIBOR                                                                                                              5.65625%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvi)  Accumulation Shortfall                                                                                                0.00

(xvii) Principal Funding Investment Proceeds                                                                                 0.00

(xviii)Principal Investment Funding Shortfall                                                                 ======================

(xix)  Available Funds                                7,259,721.61        412,484.18       577,477.85                8,249,683.64

(xx)   Certificate Rate                                         5.9800%           6.1600%          6.4063%

------------------------------------------------------------------------------------------------------------------------------------

                                                                  Chase Manhattan Bank USA, N.A.
                                                               Monthly Certificateholder's Statement

                                                                  Chase Credit Card Master Trust
                                                                           Series 1996-3
                                                                                                          Distribution Date: 5/15/98

Section 5.2 - Supplement                                        Class A           Class B         Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00             0.00             0.00                    0.00

(ii)   Monthly Interest Distributed                        2,434,132.89       141,813.47             0.00            2,575,946.36
       Deficiency Amounts                                          0.00             0.00                                     0.00
       Additional Interest                                         0.00             0.00                                     0.00
       Accrued and Unpaid Interest                                                                   0.00                    0.00

(iii)  Collections of Principal Receivables               43,200,906.82     2,454,583.87     3,436,547.54           49,092,038.22

(iv)   Collections of Finance Charge Receivables           5,781,286.23       328,480.42       459,890.00            6,569,656.65

(v)    Aggregate Amount of Principal Receivables                                                                16,053,462,166.01

                                    Investor Interest    411,983,000.00    23,408,000.00    32,772,440.86          468,163,440.86
                                    Adjusted Interest    411,983,000.00    23,408,000.00    32,772,440.86          468,163,440.86

                                         Series
       Floating Investor Percentage             2.92%             88.00%            5.00%            7.00%                 100.00%
       Fixed Investor Percentage                2.92%             88.00%            5.00%            7.00%                 100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                     95.41%
                30 to 59 days                                                                                                1.53%
                60 to 89 days                                                                                                1.04%
                90 or more days                                                                                              2.02%
                                                                                                                     --------------
                                                       Total Receivables                                                   100.00%

(vii)  Investor Default Amount                             2,229,582.10       126,680.12       177,358.89            2,533,621.11

(viii) Investor Charge-Offs                                        0.00             0.00             0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00             0.00             0.00

(x)    Servicing Fee                                         343,319.17        19,506.67        27,310.37              390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       10.35%

(xii)  Reallocated Monthly Principal                                                0.00             0.00                    0.00

(xiii) Closing Investor Interest (Class A Adjusted)      411,983,000.00    23,408,000.00    32,772,440.86          468,163,440.86

(xiv)  LIBOR                                                                                                              5.65625%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvi)  Accumulation Shortfall                                                                                                0.00

(xvii) Principal Funding Investment Proceeds                                                                                 0.00

(xviii)Principal Investment Funding Shortfall                                                                 ======================

(xix)  Available Funds                                     5,437,967.07       308,973.75       432,579.63            6,179,520.45

(xx)   Certificate Rate                                         7.0900%          7.2700%          6.4063%

------------------------------------------------------------------------------------------------------------------------------------